UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2016

Nexeo Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36477	46-5188282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Waterway Square Place, Suite 1000 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

(281) 297-0700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On June 9, 2016, WL Ross Holding Corp. (now known as Nexeo Solutions, Inc., the “Company”) completed its business combination with Nexeo Solutions Holdings, LLC (the “Business Combination”). The Company is filing this Form 8-K to update the pro forma financial information related to the Business Combination through June 30, 2016. Accordingly, attached hereto as Exhibit 99.1 is unaudited pro forma condensed combined financial information for the nine months ended June 30, 2016 and for the year ended December 31, 2015, giving effect to the Business Combination.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Exhibits.

Exhibit	Description
99.1	Pro forma financial information for the nine months ended June 30, 2016 and for the year ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2016	Nexeo Solutions, Inc.

	By:	/s/ Michael B. Farnell, Jr.
	Name:	Michael B. Farnell, Jr.
	Title:	Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Pro forma financial information for the nine months ended June 30, 2016 and for the year ended December 31, 2015.